UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2012

Bravo Brio Restaurant Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-34920	34-1566328
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Goodale Boulevard, Suite 100, Columbus, Ohio		43212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-326-7944

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 9, 2012, the Board of Directors (the "Board") of Bravo Brio Restaurant Group, Inc. (the "Company") appointed Thomas J. Baldwin to fill an existing vacancy on the Board. Mr. Baldwin will serve as a Class I Director until the 2013 meeting of the Company’s shareholders or his earlier death, resignation or removal. Mr. Baldwin will serve on both the Audit and the Nominating and Corporate Governance Committees of the Board. Mr. Baldwin will participate in the current director compensation arrangements applicable to non-employee directors.

Mr. Baldwin, 56, has served as Chairman of the Board of Directors and Chief Executive Officer of ROI Acquisition Corp. since September, 2010. From December 2005 to February 2010, Mr. Baldwin served as Chairman, Chief Executive Officer and President of Morton’s Restaurant Group, Inc. Mr. Baldwin has extensive domestic and international experience in growth oriented branded restaurants and consumer goods, as well as significant experience in public and private company management, capital markets, public equity offerings and acquisitions. Earlier in his career, Mr. Baldwin served as Chief Financial Officer for Le Peep Restaurant, a leading casual dining operator and franchisor. Mr. Baldwin has also held executive positions with General Foods Corp., now part of Kraft Foods, Inc. Mr. Baldwin currently serves on the Board of Directors of Wood Fired Holding Corp., the parent company of Firebirds Wood Fired Grill Restaurants, and serves on the Board of Advisors of Lone Star Steakhouse & Saloon, Inc. and Home Run Inn Pizza Corp. Mr. Baldwin has also served on the board or as an advisor to Caribbean Restaurants, Inc., Charlie Brown’s Steakhouse, Perkins & Marie Callender’s, Inc. and McCormick and Schmicks Seafood Restaurants, Inc. Mr. Baldwin is a past Chairman and long-time board member of the March of Dimes Connecticut Division. Mr. Baldwin brings comprehensive experience in brand positioning and brand management, general management, investor and public relations and international and domestic development and franchising, as well as infrastructure functions to our Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bravo Brio Restaurant Group, Inc.

February 10, 2012	By:	James J. O'Connor

Name: James J. O'Connor
Title: Chief Financial Officer, Treasurer and Secretary